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                                                                    Exhibit 1(Q)

                           ING VARIABLE PRODUCTS TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Variable Products Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 5.11(f) and Section 8.2 of the Trust's Declaration of Trust, dated December 17, 1993, as amended, hereby abolish the ING VP Large Company Value Portfolio, and the establishment and designation thereof, there being no shares of such series currently outstanding.

Dated:   October 16, 2003
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/s/ Paul S. Doherty                            /s/ Jock Patton
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Paul S. Doherty, as Trustee                    Jock Patton, as Trustee


/s/ J. Michael Earley                          /s/ David W.C. Putnam
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J. Michael Earley, as Trustee                  David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein                      /s/ Blaine E. Rieke
----------------------------------             ---------------------------------
R. Barbara Gitenstein, as Trustee              Blaine E. Rieke, as Trustee


/s/ R. Glenn Hilliard                          /s/ John G. Turner
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R. Glenn Hilliard, as Trustee                  John G. Turner, as Trustee


/s/ Walter H. May                              /s/ Roger B. Vincent
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Walter H. May, as Trustee                      Roger B. Vincent, as Trustee


/s/ Thomas J. McInerney                        /s/ Richard A. Wedemeyer
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Thomas J. McInerney, as Trustee                Richard A. Wedemeyer, as Trustee